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                                                                      EXHIBIT 21
                           SUBSIDIARIES OF THE COMPANY


Corporation                                                                     State of Incorporation
-----------                                                                     ----------------------

Aid & Assistance, Inc.                                                          CT
American Medical Insurance Billing Services, Inc.                               GA
American Rehability Services, Inc.                                              UT
Amerra Properties, Inc.                                                         DE
APS Holding Company, Inc.                                                       NV
APS Pharmacy Management, Inc.                                                   TX
Beechwood Heritage Retirement Community, Inc.                                   MD
Brian Center Health & Rehabilitation/Tampa, Inc.                                AL
Brian Center Health & Retirement/Alleghany, Inc.                                NC
Brian Center Health & Retirement/Bastian, Inc.                                  NC
Brian Center Management Corporation                                             NC
Brian Center Nursing Care/Austell, Inc.                                         GA
Brian Center Nursing Care/Fincastle, Inc.                                       NC
Bride Brook Nursing & Rehabilitation Center, Inc.                               CT
Compass Pharmacy Services of Maryland, Inc.                                     DE
Compass Pharmacy Services of Texas, Inc.                                        DE
Compass Pharmacy Services, Inc.                                                 MA
Cornerstone Health Management Company                                           DE
Devcon Holding Company                                                          DE
EH Acquisition Corp. III                                                        GA
GCI Rehab, Inc.                                                                 CA
GCI Therapies, Inc.                                                             CA
GCI-Cal Therapies Company                                                       CA
GCI-Wisconsin Properties, Inc.                                                  WI
GranCare Home Health Services, Inc.                                             CA
GranCare of Michigan, Inc.                                                      MI
GranCare of North Carolina, Inc.                                                NC
GranCare South Carolina, Inc.                                                   SC
GranCare, LLC                                                                   DE
Heritage of Louisiana, Inc.                                                     LA
Hospice Associates of America, Inc.                                             DE
IHS Rehab Partnership, Ltd.                                                     TX
LCR, Inc.                                                                       DE
Living Centers Development Company                                              DE
Living Centers LTCP Development Company                                         DE
Living Centers of Texas, Inc.                                                   DE
Living Centers-East, Inc.                                                       DE
Living Centers-Rocky Mountain, Inc.                                             NV
Living Centers-Southeast, Inc.                                                  NC
Living Centers-Southeast Development Corporation                                NC
Long Ridge Nursing and Rehabilitation Center, Inc.                              CT
Longwood Rehabilitation Center, Inc.                                            MA
Mariner Health at Bonifay, Inc.                                                 DE
Mariner Health Care Management Company                                          DE
Mariner Health Care of Atlantic Shores, Inc.                                    DE
Mariner Health Care of Deland, Inc.                                             DE
Mariner Health Care of Fort Wayne, Inc.                                         DE
Mariner Health Care of Greater Laurel, Inc.                                     MA
Mariner Health Care of Inverness, Inc.                                          DE
Mariner Health Care of Lake Worth, Inc.                                         DE
Mariner Health Care of MacClenny, Inc.                                          DE
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                                                                      EXHIBIT 21


Mariner Health Care of Metrowest, Inc.                                          DE
Mariner Health Care of Nashville, Inc.                                          DE
Mariner Health Care of North Hills, Inc.                                        DE
Mariner Health Care of Orange City, Inc.                                        DE
Mariner Health Care of Palm City, Inc.                                          DE
Mariner Health Care of Pinellas Point, Inc.                                     DE
Mariner Health Care of Port Orange, Inc.                                        DE
Mariner Health Care of Southern Connecticut, Inc.                               CT
Mariner Health Care of Toledo, Inc.                                             DE
Mariner Health Care of Tuskawilla, Inc.                                         DE
Mariner Health Care of West Hills, Inc.                                         DE
Mariner Health Home Care, Inc.                                                  DE
Mariner Health Massachusetts Shelf Corporation                                  DE
Mariner Health Central, Inc.                                                    DE
Mariner Health of Florida, Inc.                                                 DE
Mariner Health of Jacksonville, Inc.                                            DE
Mariner Health of Maryland, Inc.                                                DE
Mariner Health of Orlando, Inc.                                                 DE
Mariner Health of Palmetto, Inc.                                                DE
Mariner Health of Seminole County, Inc.                                         DE
Mariner Health of Tampa, Inc.                                                   DE
Mariner Health Properties IV, Ltd.                                              FL
Mariner Health Resources, Inc.                                                  MA
Mariner Medical Supply, Inc.                                                    DE
Mariner Physician Services, Inc.                                                DE
Mariner Practice Corporation                                                    DE
Mariner-Regency Health Partners, Inc.                                           DE
MarinerSelect Staffing Solutions, Inc.                                          DE
Mariner Supply Services, Inc.                                                   DE
MedRehab, Inc.                                                                  DE
MedRehab of Indiana, Inc.                                                       IN
MedRehab of Louisiana, Inc.                                                     LA
MedRehab of Missouri, Inc.                                                      MO
Med-Therapy Rehabilitation Services, Inc.                                       NC
Merrimack Valley Nursing & Rehabilitation Center, Inc.                          MA
Methuen Nursing & Rehabilitation Center, Inc.                                   MA
MHC Consolidating Corporation                                                   GA
MHC Florida Holding Company                                                     DE
MHC Gulf Coast Holding Company                                                  DE
MHC Holding Company                                                             DE
MHC Illinois, Inc.                                                              DE
GCI Health Care Centers, Inc.                                                   DE
MHC MidAmerica Holding Company                                                  DE
MHC MidAtlantic Holding Company                                                 DE
MHC Northeast Holding Company                                                   DE
MHC Recruiting Company                                                          DE
MHC Rehab Corp.                                                                 DE
MHC Rocky Mountain Holding Company                                              DE
MHC Texas Holding Company, LLC                                                  DE
MHC Transportation, Inc.                                                        DE
MHC West Holding Company                                                        DE
MHC/CSI Florida, Inc.                                                           DE
MHC/LCA Florida, Inc.                                                           DE
Mystic Nursing and Rehabilitation, Inc.                                         MA
Nan-Dan Corp.                                                                   FL
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

                                                                      EXHIBIT 21


National Health Strategies, Inc.                                                MA
National Heritage Realty, Inc.                                                  LA
The Ocean Pharmacy, Inc.                                                        CT
Park Terrace Nursing & Rehabilitation Center, Inc.                              MA
Pendleton Nursing & Rehabilitation Center, Inc.                                 CT
Pinnacle Care Corporation of Huntington                                         TN
Pinnacle Care Corporation of Nashville                                          TN
Pinnacle Care Corporation of Williams Bay                                       TN
Pinnacle Care Corporation of Wilmington                                         TN
Pinnacle Care Management Corporation                                            TN
Pinnacle Pharmaceutical Services, Inc.                                          TN
Pinnacle Rehabilitation, Inc.                                                   TN
Pinnacle Rehabilitation of Missouri, Inc.                                       MO
Prism Care Centers, Inc.                                                        MA
Prism Health Group, Inc.                                                        MA
Prism Home Care, Inc.                                                           MA
Prism Home Care Company, Inc.                                                   MA
Prism Home Health Services, Inc.                                                MA
Prism Hospital Ventures, Inc.                                                   TX
Prism Rehab Systems, Inc.                                                       MA
Professional Rx Systems, Inc.                                                   FL
Rehability Health Services, Inc.                                                TX
Regency Health Care Center of Seminole County, Inc.                             FL
Renaissance Mental Health Center, Inc.                                          WI
Sassaquin Nursing & Rehabilitation, Inc.                                        MA
Seventeenth Street Associates Limited Partnership                               WV
Summit Hospital of Southeast Arizona, Inc.                                      GA
Summit Hospital of Southwest Louisiana, Inc.                                    GA
Summit Institute for Pulmonary Medicine and Rehabilitation, Inc.                GA
Summit Institute of Austin, Inc.                                                GA
Summit Medical Holdings, Ltd.                                                   DE
Summit Medical Management, Inc.                                                 GA
Tampa Medical Associates, Inc.                                                  FL
Tri-State Health Care, Inc.                                                     WV
Westbury Associates, L.P.                                                       GA
Windward Health Care, Inc.                                                      MA
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